FELLOW SHAREHOLDERS:                                          November 20, 1998
THE YEAR IN REVIEW


       Following three years of euphoric gains, the U.S. stock market maintained its torrid pace during the first half of 1998, fueled by strong domestic demand, low inflation, stable interest rates, and a neutral monetary policy. The Dow Jones Industrial Average, which broke through the 9000 level for the first time in history during the month of April, continued its upward trend into the summer months, rising to an intra-day high of 9412 on July 17th. The third quarter, however, marked an abrupt reversal in the direction of the equity markets, with all major stock market indices posting double-digit losses for the quarter. During this period, the DJIA plunged to an intra-day low of 7379 on September 1st, representing a 22% drop from the high - technically a bear market. Subsequently, it fluctuated wildly between 7400 and 8200, testing the lower part of the band six times. Recently, however, the market has come roaring back and is currently trading at levels close to the highs set back in July.

       What forces conspired to create this extreme volatility? We believe that the market is normally confronted by one overriding problem at a time - the "primary worry". For example, over the last several years the "primary worry" has been the Federal Reserve raising interest rates. This year, however, the market was confronted by several "primary worries", causing it to fluctuate wildly as deepening gloom about the global economy as well as political upheavals intensified the turbulence in the financial markets:

       1. Japan - The Japanese economy was clearly in a severe recession and the banking system was very weak. Many banks had been allowed to continue in business despite being effectively insolvent. The new government was thought to be inept and slow to react. The fear was that if Japan sank further into the abyss, it would drag down the rest of Asia, possibly even forcing a devaluation in China and thus leading to a round of competitive devaluations.

       2. "Contagion" - The financial crisis that began in Thailand in the summer of 1997 had infected other countries in Asia by the end of 1997. By the summer of 1998, it had spread to other parts of the world. For a while, it looked like Russia was going to devolve into political and economic chaos. Russia's stock market collapsed, its currency was devalued and the country defaulted on billions of dollars of debt. Furthermore, the Duma rejected Boris Yeltsin's choice for Prime Minister. The prospect of chaos in Russia had implications far beyond the economy as the wholesale selling of nuclear weapons was also a fear.

       Events in Russia caused the risk premium for all investments in emerging markets to rise dramatically and, as a result, there was a massive flight of capital from these markets. Investors targeted Brazil in particular, whose economy represents approximately 40% of the GDP of South America and is an important partner of the U.S. Moreover, Brazil was in the middle of an election. The fear developed that a collapse of Brazil would take down all of South America.

       3. Financial Market Instability - The collapse of Long-Term Capital Management and other smaller hedge funds hit the banking system hard, causing substantial fear that the whole financial system was unstable.

       4. The Clinton/Lewinsky Matter - This had an important negative effect on the market because it was perceived by foreigners as some form of coup d'etat. You may recall that on the day the Starr report was released, the market dropped 249 points.

       Against this background, the economy was clearly slowing, bringing into question the issue of third quarter earnings and raising the possibility of a recession in 1999. Investors, growing increasingly cautious, began to avoid risk and every type of security began to look risky, except for the ultimate safe haven - U.S. Treasuries. The ensuing flight to quality drove the yield on the 30-year Treasury bond down to 4.70% by the start of October, and the spread between U.S. Treasuries and corporate bonds widened dramatically.

       Recently, however, the market has come back dramatically and we are optimistic that this upward trend will continue. The primary catalyst for the turnaround was the surprise move by the Federal Reserve on October 15th to lower the Fed funds rate to 5% and the discount rate to 4.75%. This followed a 25 basis point cut of the Fed funds rate on September 29th, which the market had viewed as inadequate. This move on October 15th, coming between Federal Open-Market Committee meetings, was a very strong statement that the Fed would act to alleviate the credit crunch and fend off a possible recession. The decision by the Fed on November 17th to lower both the Fed funds rate and the discount rate by an additional 25 basis points should continue to drive the market.

       At the same time, the "primary worries" are abating:

       1. Japan - The Obuchi government succeeded in passing banking reform legislation involving $500 billion of public money to shore up the "zombie" banks. This is a substantial positive and should, in time, help Japan's business and consumer confidence, perhaps leading to improved domestic spending and a healthier economy. More importantly, the prospect of a more stable Japan has taken some of the fear out of other Asian markets.

       2. "Contagion" - Fears began to subside that the economic and financial turmoil was spreading around the world. The U.S. Congress approved additional funding for the IMF. President Cardoso won reelection in Brazil. In the wake of the elections, the Brazilian government proposed an austerity package, considered essential both for its long-term fiscal and economic stability and for receiving funding from the IMF. There will undoubtedly be some more nervous moments from now until the end of the year. The only good news from Russia has been that it has a government. The IMF has been unwilling to disburse any more funds due to the lack of a satisfactory economic plan, and Russia is still in talks with its creditors.

       3. Financial Market Instability - The Long-Term Capital Management/hedge funds situation seems to have stabilized with no further rumors of major hedge fund problems. The Fed's willingness to safeguard the financial system has brought a great sense of relief to the market.

       4. The Clinton/Lewinsky Matter - The election is now over and voters stated en masse that they were utterly unconcerned with the Monica Lewinsky matter. It seems therefore increasingly improbable that Clinton will be removed from office unless there is some new series of revelations. Consequently, we think it is unlikely that this matter will continue to affect the stock market in any profoundly negative way.


PORTFOLIO MATTERS

       For the year ended October 31, 1998, the Fund's total return was 16.94% as compared to 21.99% for the S&P 500. During this volatile period, investors once again favored larger, more predictable stocks. The Fund employs an
"allcap"   (small,   medium  and  large  capitalizations)  portfolio  management strategy, and was thereby aided by its exposure to larger cap stocks. Additionally, many of the market factors discussed previously contributed to an environment wherein stocks in certain sectors performed exceptionally well. In particular, the Fund's heavy exposure to health care, retailing and technology stocks enabled it to post strong double-digit returns. The strength in retailing was primarily attributable to high employment, high consumer confidence and falling interest rates, while the healthcare sector, including pharmaceuticals and medical devices, fared well in the face of a slowing economy.

Of note, holdings in the technology sector performed particularly well, driven by continued strong capital investment by businesses hoping to improve their productivity, time to market and competitive edge. The technology sector was helped further by internet companies, which emerged as a major force in 1998. The Portfolio's underperformance relative to the benchmark is due in part to its exposure to the poor performing oil service industry at the beginning of the fiscal year. Thus far in fiscal 1999, however, the Portfolio has outperformed the benchmark, a trend we expect to continue as stocks with strong earnings growth potential continue to be rewarded by investors.


LOOKING AHEAD

       While recent events will likely result in slower economic growth in coming quarters, we believe that the outlook for the U.S. economy remains constructive. The positives - low inflation, low interest rates, high levels of employment, reasonably high levels of consumer confidence, a well-capitalized banking system, and prudent monetary and fiscal policies - should offset the negative impact of a weakening import/export sector. Growth in the U.S. will slow, but we do not foresee a recession on the horizon.

       Since economic growth will likely slow both here and abroad, the rate of gain in corporate earnings will not be as robust as in recent years. High-quality growth companies, however, have the ability to generate high levels of earnings even in a weak economic environment. Today, growth stocks, which typically sell at a premium to the market, are trading at only slightly more than the market multiple. As stability returns to the market, we believe growth stocks will regain their normal premium to the market. As a result, we believe that The Alger Fund portfolios, which consist of quality growth stocks, should produce superior performance in the months ahead.

Respectfully submitted,

/s/DAVID D. ALGER
-----------------
David D. Alger
PRESIDENT

  SPECTRA FUND PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1998 (UNAUDITED)
     $10,000 HYPOTHETICAL INVESTMENT FROM JULY 1, 1988 TO OCTOBER 31, 1998


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]


              Spectra Fund    S&P 500 Index

7/1/88          10,000          10,000

6/30/89         11,086          12,054

6/30/90         13,844          14,042

6/30/91         16,007          15,081

6/30/92         17,872          17,106

6/30/93         22,100          19,437

6/30/94         25,974          19,711

10/31/94        28,553          21,138

10/31/95        45,034          26,729

10/31/96        50,743          33,169

10/31/97        64,165          43,862

10/31/98        75,036          53,456




The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund and the S & P 500 Index on July 1, 1988. During the period from July 1, 1988 through February 11, 1996, the Fund operated as a closed-end investment company. The figures for both Spectra Fund and the S & P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra changed its fiscal year end from June 30 to October 31.



        Performance Comparison AS OF OCTOBER 31, 1998
                                      Average Annual Returns
                             1          5          10
                            Year      Years       Years
              -----------------------------------------
   Spectra Fund            16.94%     24.13%      22.84%
   S & P 500 Index         21.99%     21.31%      17.88%

  -----------------------------------------------------------------------------


THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT MARKET VALUE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SPECTRA FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

  SHARES                                                    VALUE
----------   COMMON STOCKS-93.8%                          ----------
             ADVERTISING-.7%
 62,900      Outdoor Systems, Inc.* ...................   $1,387,763
                                                          ----------
             AIRLINES-.5%
 41,000      SkyWest Inc. .............................    1,045,500
                                                          ----------
             BIO-TECHNOLOGY-.8%
 33,000      Centocor, Inc.* ..........................    1,468,500
                                                          ----------
             BROADCASTING-4.5%
 74,700      Capstar Broadcasting Corporation
             Cl. A.* ..................................    1,297,913
 46,000      Clear Channel Communications Inc.  .......    2,095,898
 49,600      Comcast Corp. Cl. A. Special .............    2,449,000
 50,400      Jacor Communications Inc.* ...............    2,772,000
                                                          ----------
                                                           8,614,811
                                                          ----------
             BUSINESS SERVICES-1.3%
 37,800      IMS Health Inc.  .........................    2,513,700
                                                          ----------
             COMMUNICATIONS-7.1%
 54,100      America Online Inc. ......................    6,874,108
 41,800      America Tower Systems Corp. Cl. A.* ......      914,375
105,800      MCI Worldcom Inc.* .......................    5,845,450
                                                          ----------
                                                          13,633,933
                                                          ----------
             COMMUNICATION
             EQUIPMENT-6.0%
109,000      Ascend Communications, Inc.* .............    5,259,250
 88,300      Cisco Systems, Inc.* .....................    5,562,900
 26,600      Global Crossing Ltd.* ....................      764,750
                                                          ----------
                                                          11,586,900
                                                          ----------
             COMPUTER RELATED &
             BUSINESS EQUIPMENT-8.9%
 60,500      Compaq Computer Corp. ....................    1,913,313
 79,300      Dell Computer Corp.* .....................    5,194,150
 33,600      EMC Corp.* ...............................    2,163,000
 19,300      International Business Machines
             Corp.  ...................................    2,864,853
 35,000      Lexmark International Group Inc.
             Cl. A.* ..................................    2,447,830
 56,600      Quantum Corp.* ...........................      994,038
 40,000      Sanmina Corporation* .....................    1,640,000
                                                          ----------
                                                          17,217,184
                                                          ----------
             COMPUTER SOFTWARE-8.3%
 34,100      Citrix Systems, Inc.* ....................    2,416,838
 99,500      Compuware Corp.* .........................    5,391,706
102,400      HBO & Company ............................    2,688,000
 52,400      Microsoft Corporation* ...................    5,547,850
                                                          ----------
                                                          16,044,394
                                                          ----------

             CONGLOMERATE-3.7%
115,782      Tyco International Ltd.  .................   $7,171,306
                                                          ----------
             DRUG DISTRIBUTION-5.1%
 55,600      Cardinal Health, Inc.  ...................    5,257,703
 60,000      McKesson Corp. ...........................    4,620,000
                                                          ----------
                                                           9,877,703
                                                          ----------
             FINANCIAL SERVICES-9.4%
 47,100      BankAmerica Corp. ........................    2,705,330
 85,400      Bank of New York Inc.  ...................    2,695,480
103,000      Citigroup Inc.  ..........................    4,847,489
 12,200      Federal Home Loan Mortgage
             Corporation ..............................      701,500
 30,500      First Union Corp. ........................    1,769,000
 27,500      Household International Inc. .............    1,005,483
 17,000      Kansas City Southern Industries Inc.  ....      656,625
 15,000      Morgan Stanley Dean Witter & Co. .........      971,250
 30,000      Paine Webber Group Inc.  .................    1,003,140
 50,000      U.S. Bancorp Inc.  .......................    1,825,000
                                                          ----------
                                                          18,180,297
                                                          ----------
             FOOD CHAINS--2.6%
 33,200      Kroger Co.* ..............................    1,842,600
 41,000      Fred Meyer, Inc.* ........................    2,185,833
 19,600      Safeway Inc.* ............................      937,135
                                                          ----------
                                                           4,965,568
                                                          ----------
             FOODS & BEVERAGES-.5%
 23,200      Starbucks Corp.* .........................    1,006,300
                                                          ----------
             INSURANCE-2.2%
 48,700      American International Group, Inc.  ......    4,151,675
                                                          ----------
             LEISURE &
             ENTERTAINMENT-.4%
 24,300      Carnival Corp. ...........................      786,712
                                                          ----------
             MEDICAL DEVICES-.5%
 23,800      Allegiance Corp. .........................      885,074
                                                          ----------
             PHARMACEUTICALS-12.6%
 34,000      Bristol Myers Squibb Co.  ................    3,759,142
 36,100      Elan Corp PLC-ADR* .......................    2,529,273
 49,200      Pfizer Inc.  .............................    5,279,800
 59,000      Schering-Plough Corporation ..............    6,069,625
 84,900      Warner-Lambert Co.  ......................    6,654,038
                                                          ----------
                                                          24,291,878
                                                          ----------
             POLLUTION CONTROL-2.4%
104,800      Waste Management, Inc. ...................    4,729,100
                                                          ----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CON'T)
OCTOBER 31, 1998

  SHARES                                              VALUE
---------- COMMON STOCKS (CONTINUED)             --------------
           RETAILING-9.0%
  30,000   Amazon.com Inc.* ....................  $  3,793,140
  10,000   Bed Bath & Beyond Inc.* .............       275,630
  19,600   CVS Corp. ...........................       895,485
 128,000   Home Depot, Inc. ....................     5,568,000
  10,000   Office Depot Inc.* ..................       250,000
  30,000   Rite Aid Corp.  .....................     1,190,640
  75,000   Staples Inc.* .......................     2,446,875
  43,100   Wal-Mart Stores Inc. ................     2,973,900
                                                  ------------
                                                    17,393,670
                                                  ------------
           SEMICONDUCTORS-7.3%
   5,000   Altera Corporation* .................       208,125
  55,100   Intel Corp. .........................     4,914,259
  56,900   Linear Technology Corporation .......     3,392,663
  35,000   Micron Technology Inc.* .............     1,330,000
  65,500   Texas Instruments, Incorporated .....     4,187,938
                                                  ------------
                                                    14,032,985
                                                  ------------
           Total Common Stocks
           (Cost $152,810,391) .................   180,984,953
                                                  ------------
           PREFERRED STOCK-.5%
           COMMUNICATION EQUIPMENT
  10,500   Nokia Corporation ADR
           (Cost $750,537) .....................       977,162
                                                  ------------


  PRINCIPAL
   AMOUNT                                            VALUE
------------ SHORT-TERM CORPORATE NOTES-1.2%    --------------
 $  700,000  General Electric Capital Corp.,
             5.13%, 11/5/98 ...................  $   699,601
    250,000  Progress Capital Holdings, Inc.,
             5.15%, 11/3/98 ...................      249,928
  1,500,000  Republic Industries Funding Corp.,
             5.25%, 11/12/98 ..................    1,497,594
                                                 -----------
             Total Short-Term Corporate Notes
             (Cost $2,447,123) ................    2,447,123
                                                 -----------


Total Investments (Cost $156,008,051)(a).....   95.5%      184,409,238
Other Assets in Excess of Liabilities .......    4.5         8,629,318
                                              ------       -----------
Net Assets ..................................  100.0%     $193,038,556
                                              ======      ============

--------
* Non-income producing security.

(a) At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $156,008,051, amounted to $28,401,187 which consisted of aggregate gross unrealized appreciation of $29,142,973 and aggregate gross unrealized depreciation of $741,786.


                      See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998


ASSETS:
 Investments in securities, at value (cost $156,008,051), see accompanying
  schedule of investments ................................................                   $184,409,238
 Cash ....................................................................                          2,369
 Receivable for investment securities sold ...............................                     11,736,804
 Receivable for shares of beneficial interest sold .......................                        528,199
 Dividends receivable ....................................................                         60,994
 Prepaid expenses ........................................................                          7,886
                                                                                             ------------
   Total Assets ..........................................................                    196,745,490
LIABILITIES:
 Payable for investment securities purchased .............................    $2,539,792
 Bank loan payable .......................................................       705,000
 Investment advisory fees payable ........................................       220,404
 Payable for shares of beneficial interest redeemed ......................       112,092
 Shareholder servicing fee payable .......................................        36,734
 Interest payable ........................................................           257
 Trustees' fees payable ..................................................           855
 Accrued expenses ........................................................        91,800
                                                                              ----------
   Total Liabilities .....................................................                      3,706,934
                                                                                             ------------
NET ASSETS ...............................................................                   $193,038,556
                                                                                             ============
NET ASSETS CONSIST OF:
 Paid-in capital .........................................................                   $167,379,082
 Undistributed net investment income (accumulated loss) ..................                     (3,055,380)
 Undistributed net realized gain .........................................                        313,667
 Net unrealized appreciation .............................................                     28,401,187
                                                                                             ------------
NET ASSETS ...............................................................                   $193,038,556
                                                                                             ============
Shares of beneficial interest outstanding-Note 5 .........................                      9,671,331
                                                                                             ============
NET ASSET VALUE PER SHARE ................................................                   $      19.96
                                                                                             ============



                       See Notes to Financial Statements.
                                       7

SPECTRA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998


INVESTMENT INCOME:
 Income:
  Dividends .......................................................                    $    639,691
  Interest ........................................................                         394,163
                                                                                       ------------
   Total Income ...................................................                       1,033,854
 Expenses:
  Investment advisory fees-Note 2(a) ..............................   $2,172,536
  Shareholder servicing fees-Note 2(e) ............................      362,089
  Interest on line of credit utilized-Note 4 ......................       84,791
  Custodian and transfer agent fees ...............................       69,004
  Registration fees ...............................................       59,050
  Shareholder reports .............................................       49,815
  Professional fees ...............................................       33,655
  Trustees' fees ..................................................        1,000
  Miscellaneous ...................................................        2,427
                                                                      ----------
   Total Expenses .................................................                       2,834,367
                                                                                       ------------
NET INVESTMENT LOSS ...............................................                      (1,800,513)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments .................................     (200,328)
 Net increase in unrealized appreciation of investments ...........   22,382,056
                                                                      ----------
   Net realized and unrealized gain (loss) on investments .........                      22,181,728
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .......................................................                    $ 20,381,215
                                                                                       ============


                       See Notes to Financial Statements.
                                       8

SPECTRA FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1998


Increase (decrease) in cash:
Cash flows from operating activities:
 Dividends received ..................................................................    $      594,957
 Interest received ...................................................................           394,163
 Interest paid .......................................................................           (84,534)
 Operating expenses paid .............................................................        (2,580,900)
 Purchase of investment securities ...................................................      (351,200,809)
 Disposition of short-term securities, net ...........................................         9,504,470
 Proceeds from disposition of investment securities ..................................       254,632,463
 Other ...............................................................................             1,592
                                                                                          --------------
   Net cash used in operating activities .............................................       (88,738,598)
                                                                                          --------------
Cash flows from financing activities:
 Dividends paid ......................................................................          (742,430)
 Proceeds from shares sold and dividends reinvested ..................................       182,160,126
 Payments on shares redeemed .........................................................       (93,576,574)
 Increase in bank loan payable .......................................................           705,000
                                                                                          --------------
   Net cash provided by financing activities .........................................        88,546,122
                                                                                          --------------
Net decrease in cash .................................................................          (192,476)
Cash-beginning of year ...............................................................           194,845
                                                                                          --------------
Cash-end of year .....................................................................    $        2,369
                                                                                          ==============
Reconciliation of net increase in net assets to net cash used in operating activities:
 Net increase in net assets resulting from operations ................................    $   20,381,215
 Increase in investments .............................................................       (74,575,667)
 Increase in dividends receivable ....................................................           (44,734)
 Increase in receivable for investment securities sold ...............................        (8,768,803)
 Decrease in payable for investment securities purchased .............................        (3,719,406)
 Net realized loss ...................................................................           200,328
 Net increase in unrealized appreciation .............................................       (22,382,056)
 Increase in accrued expenses and other liabilities ..................................           168,933
 Net decrease in other assets ........................................................             1,592
                                                                                          --------------
   Net cash used in operating activities .............................................    $  (88,738,598)
                                                                                          ==============



                       See Notes to Financial Statements.
                                       9

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED OCTOBER 31,
                                                                              ---------------------------------
                                                                                    1998              1997
                                                                              ----------------   --------------
Net investment loss .......................................................     $ (1,800,513)     $  (406,143)
Net realized gain (loss) on investments ...................................         (200,328)       1,173,958
Net increase in unrealized appreciation of investments ....................       22,382,056        5,079,222
                                                                                ------------      -----------
   Net increase in net assets resulting from operations ...................       20,381,215        5,847,037
Distribution to shareholders:
 Net realized gains .......................................................         (742,430)               -
Net increase from shares of beneficial interest transactions-Note 5 .......       88,411,591       67,656,492
                                                                                ------------      -----------
   Total increase in net assets ...........................................      108,050,376       73,503,529
Net assets:
 Beginning of year ........................................................       84,988,180       11,484,651
                                                                                ------------      -----------
 End of year (including accumulated net investment losses of $3,055,380
  and $1,254,867, respectively) ...........................................     $193,038,556      $84,988,180
                                                                                ============      ===========



                       See Notes to Financial Statements.
                                       10

SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                                                     YEAR ENDED OCTOBER 31,
                                                -----------------------------------------------------------------
                                                      1998             1997               1996            1995
                                                --------------- ------------------ ------------------ -----------
Net asset value, beginning of period ..........   $    17.21       $    13.61         $    20.93       $  18.82
                                                  ----------       ----------         ----------       --------
Net investment loss ...........................         (.06)            (.17)(ii)         (0.23)(ii)     (0.53)
Net realized and unrealized gain on
 investments ..................................         2.95             3.77               1.22           7.24
                                                  ----------       ----------         ----------       --------
Total from investment operations ..............         2.89             3.60               0.99           6.71
Distributions from net realized gains .........         (.14)               -              (8.31)         (4.60)
                                                  ----------       ----------         ----------       --------
Net asset value, end of period ................   $    19.96       $    17.21         $    13.61       $  20.93
                                                  ==========       ==========         ==========       ========
Total Return (iii) ............................        16.94%           26.45%             12.68%         57.72%
                                                  ==========       ==========         ==========       ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) .............................   $  193,039       $   84,988         $   11,485       $  5,374
                                                  ==========       ==========         ==========       ========
  Ratio of expenses excluding interest
   to average net assets ......................         1.90%
                                                  ==========
  Ratio of expenses including interest
   to average net assets ......................         1.96%            2.12%              2.55%          3.76%
                                                  ==========       ==========         ==========       ========
  Decrease reflected in above
   expense ratio due to expense
  reimbursements made pursuant to
  applicable state expense limits .............            -                -                .69%             -
                                                  ==========       ==========         ==========       ========
  Ratio of net investment loss to
   average net assets .........................        (1.24%)          (1.06%)            (1.69%)        (3.05%)
                                                  ==========       ==========         ==========       ========
  Portfolio Turnover Rate .....................       190.74%          133.98%            197.04%        207.25%
                                                  ==========       ==========         ==========       ========
  Amount of debt outstanding at end
   of period ..................................   $  705,000
                                                  ==========
  Average amount of debt outstanding
   during the period ..........................   $1,044,096
                                                  ==========
  Average daily number of shares
   outstanding during the period ..............    7,621,764
                                                  ==========
  Average amount of debt per share
   during the period ..........................   $     0.14
                                                  ==========

                                                 FOUR MONTHS
                                                    ENDED      YEAR ENDED
                                                 OCTOBER 31,    JUNE 30,
                                                ------------- -----------
                                                   1994(i)        1994
                                                ------------- -----------
Net asset value, beginning of period ..........   $  17.12     $  19.02
                                                  --------     --------
Net investment loss ...........................      (0.10)       (0.28)
Net realized and unrealized gain on
 investments ..................................       1.80         2.66
                                                  --------     --------
Total from investment operations ..............       1.70         2.38
Distributions from net realized gains .........          -        (4.28)
                                                  --------     --------
Net asset value, end of period ................   $  18.82     $  17.12
                                                  ========     ========
Total Return (iii) ............................       9.93%       17.53%
                                                  ========     ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) .............................   $  4,832     $  4,394
                                                  ========     ========
  Ratio of expenses excluding interest
   to average net assets ......................
  Ratio of expenses including interest
   to average net assets ......................       2.75%        2.59%
                                                  ========     ========
  Decrease reflected in above
   expense ratio due to expense
  reimbursements made pursuant to
  applicable state expense limits .............          -            -
                                                  ========     ========
  Ratio of net investment loss to
   average net assets .........................      (1.72%)      (1.47%)
                                                  ========     ========
  Portfolio Turnover Rate .....................      56.25%      116.61%
                                                  ========     ========
  Amount of debt outstanding at end
   of period ..................................
  Average amount of debt outstanding
   during the period ..........................
  Average daily number of shares
   outstanding during the period ..............
  Average amount of debt per share
   during the period ..........................

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.

                       See Notes to Financial Statements.
                                       11

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            Spectra Fund (the "Fund") is a non-diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective primarily by investing in equity securities.

            Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

            Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

            The  following  is  a  summary  of  significant  accounting policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION-Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities
transactions are recorded on the basis of the first-in, first-out     method.
Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) DIVIDENDS TO SHAREHOLDERS-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) OTHER-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES-The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) TRANSFER AGENT FEES-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1998, the Fund incurred fees of approximately $29,700 for services provided by Alger Services and reimbursed approximately $5,600 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS-During the year ended October 31, 1998, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $562,849 in connection with securities transactions.

(d) TRUSTEES' FEES- Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $250.

(e) SHAREHOLDER SERVICING FEES-The Fund has entered into a shareholder servicing agreement with Alger Inc.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

whereby Alger Inc. provides the Fund with ongoingservicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of Fund's average daily net assets.

NOTE 3-SECURITIES TRANSACTIONS:

            During the year ended October 31, 1998, purchases and sales of investment securities, excluding short-term securities, aggregated $347,481,403 and $263,397,690, respectively.

NOTE 4-LINES OF CREDIT:

            The Fund has both committed and uncommitted lines of credit with banks where it may borrow up to 1/3 of the value of its assets, as defined, up to a maximum of $55,000,000. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. Such borrowings have variable interest rates and are payable on demand. For the year ended October 31, 1998, the Fund had borrowings which averaged $1,044,096 at a weighted average interest rate of 8.01%.

NOTE 5-SHARE CAPITAL:

            The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

            During the year ended October 31, 1998, transactions of shares of beneficial interest were as follows:



                                   SHARES            AMOUNTS
                                 ----------        ------------
Shares sold ..................    9,494,099        $181,391,591
Dividends reinvested .........       35,901             583,746
Shares redeemed ..............   (4,798,158)        (93,563,746)
                                 ----------        ------------
Net Increase .................    4,731,842        $ 88,411,591
                                 ==========        ============

            During the year ended October 31, 1997, transactions of shares of beneficial interest were as follows:



                               SHARES         AMOUNT
                             ---------      -----------
Shares sold .............    4,597,737      $75,601,379
Shares redeemed .........     (501,797)      (7,944,887)
                             ---------      -----------
Net increase ............    4,095,940      $67,656,492
                             =========      ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of Spectra Fund:

     We  have  audited  the  accompanying statement of assets and liabilities of
Spectra Fund (a Massachusetts business trust), including the schedule of investments, as of October 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, in conformity with generally accepted accounting principles.


                                         ARTHUR ANDERSEN LLP



New York, New York
December 11, 1998

               |
     SPECTRA   | MEETING THE CHALLENGE
        FUND   | OF INVESTING
               |



1 World Trade Center
Suite 9333
New York, NY 10048
www.spectrafund.com
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Fred M. Alger, CHAIRMAN
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048
--------------------------------------------------------------------------------
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, NJ 07302-9811
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.







SREP108


               |
     SPECTRA   | MEETING THE CHALLENGE
        FUND   | OF INVESTING
               |




                                 ANNUAL REPORT
                               OCTOBER 31, 1998